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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 JULY 21, 2003
                                 DATE OF REPORT
                       (Date of earliest event reported)



                           SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)



          DELAWARE                      1-8514               95-3822631
  (State or other jurisdiction of    (Commission           (I.R.S. Employer
  incorporation or organization)     File Number)          Identification No.)


                     411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)


                                     77060
                                   (Zip Code)


                                 (281) 443-3370
              (Registrant's telephone number, including area code)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired

                  Not applicable.

         (b) Pro forma financial information

                  Not applicable.

         (c) Exhibits

             99.1  Press Release issued by the Registrant dated July 21, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         The following information is being furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition," and is included under this Item 9 in accordance with the procedural guidance in SEC Release No. 33-8216.

         A copy of the press release dated July 21, 2003 announcing the Company's results for the quarter ended June 30, 2003 is attached as Exhibit
99.1 to this Current Report on Form 8-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SMITH INTERNATIONAL, INC.


                                    /s/ NEAL S. SUTTON
                                    ----------------------------------------

                                    By:  Neal S. Sutton
                                    Senior Vice President - Administration,
                                    General Counsel and Secretary

Date: July 22, 2003


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                                 EXHIBIT INDEX


    EXHIBIT NO.           DESCRIPTION
    -----------           -----------
        99.1              Press Release by the Registrant dated July 21, 2003.